UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (or Date of Earliest Event Reported): November 9, 2005



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                 TEXAS                     1-8754                 74-2073055
    (State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)

The information furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 2.02 Results of Operations and Financial Condition

In a news release before the market opened on November 9, 2005, Swift Energy Company announced third quarter 2005 and fiscal year ended September 30, 2005 financial results, provided updated 2005 guidance and reported that certain of its officers will discuss such financial results in a conference call to be held at 9:00 a.m. on such date. In the release, the Company also announced that the conference call would be webcast and archived on its website. The press release is attached as Exhibit 99. Swift Energy Company does not intend for this Item
2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.


Item 9.01     Financial Statements and Exhibits

(a) Exhibit.  The following is furnished as an exhibit to this report:

     Exhibit No.           Exhibit Description
     -----------           -------------------

       99            Swift Energy Company press release dated November 9, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                  EXHIBIT INDEX


Exhibit No.        Description

99                 Press Release of Swift Energy Company dated August 29, 2005